UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Charles & Colvard, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

170 Southport Drive
Morrisville, North Carolina 27560
To the Shareholders of Charles & Colvard, Ltd.:
You are cordially invited to attend the special meeting of shareholders (the “Special Meeting”) of Charles & Colvard, Ltd., which will be held at the principal executive offices of Charles & Colvard, Ltd. located at 170 Southpoint Drive, Morrisville, North Carolina, 27560, on Tuesday, May 7, 2024, at 10:00 a.m., Eastern Time.
Attached to this letter are a Notice of Special Meeting and proxy statement, which describe the business to be conducted at the Special Meeting.
At the Special Meeting, we will ask shareholders:
1.
To approve an amendment to the Restated Articles of Incorporation of Charles & Colvard, Ltd. to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

2.
To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal or to constitute a quorum, as described in this proxy statement.

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting or any adjournments or postponements thereof.
We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, it is important that you cast your vote during the Special Meeting or submit your voting instructions by proxy. You may submit your voting instructions over the Internet as well as by telephone or mail. When you have finished reading the proxy statement, you are urged to submit a proxy in accordance with the instructions set forth in this proxy statement. We encourage you to submit a proxy so that your shares will be represented and voted at the Special Meeting, whether or not you attend.
If you have any questions or need assistance in voting your shares of our common stock, please contact our proxy solicitor, Alliance Advisors, via telephone 833-501-4701 or via email CTHR@allianceadvisors.com.
Thank you for your continued support of Charles & Colvard, Ltd. We look forward to the Special Meeting.
Sincerely,

Don O’Connell
President and Chief Executive Officer

170 Southport Drive
Morrisville, North Carolina 27560
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2024
Notice is Hereby Given that the Special Meeting of Shareholders of Charles & Colvard, Ltd. will be held at the principal executive offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Tuesday, May 7, 2024, at 10:00 a.m., Eastern Time, for the following purposes:
1.
To approve an amendment to the Restated Articles of Incorporation of Charles & Colvard, Ltd. (the “Proposed Amendment”) to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”); and

2.
To approve one or more adjournments of the Special Meeting of Shareholders to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal or to constitute a quorum, as described in this proxy statement.

The Board of Directors has fixed the close of business on March 26, 2024, as the record date for the determination of shareholders entitled to vote at the Special Meeting of Shareholders. Accordingly, only shareholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.
By order of the Board of Directors,

Neal I. Goldman
Chairman of the Board of Directors
April 8, 2024
Whether or not you expect to attend the special meeting in person, please submit voting instructions for your shares promptly using the directions on your proxy card, to vote by one of the following methods: 1) over the Internet at www.voteproxy.com; 2) over the telephone by calling 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries; or 3) by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

170 Southport Drive
Morrisville, North Carolina 27560
(919) 468-0399
PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2024
This proxy statement, along with the accompanying Notice of Special Meeting of Shareholders, contains information about the Special Meeting of Shareholders (the “Special Meeting”) of Charles & Colvard, Ltd. including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at the principal executive offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Tuesday, May 7, 2024, at 10:00 a.m., Eastern Time.
In this proxy statement, we refer to Charles & Colvard as “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Meeting.
This Notice of Special Meeting and proxy statement are first being distributed or made available, as the case may be, to our shareholders on or about April 8, 2024.
IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 7, 2024.
The Company is providing you with access to proxy materials because our Board is soliciting your proxy to vote at the Special Meeting to be held at the principal executive offices of the Company located at 170 Southport Drive, Morrisville, North Carolina 27560, on Tuesday, May 7, 2024, at 10:00 a.m., Eastern Time and any adjournments or postponements of the Special Meeting. You will receive paper copies of all of our proxy materials by mail and can also access our proxy materials online at www.voteproxy.com or in the Investor Relations section of our website. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting to vote your shares.
Who Can Vote at the Special Meeting?
Only shareholders who owned our common stock at the close of business on March 26, 2024 (the “Record Date”) are entitled to vote at the Special Meeting. On the Record Date, there were 30,344,955 shares of our common stock issued and outstanding and entitled to vote. Our common stock is our only class of voting stock outstanding.
How Many Votes Do I Have?
Each share of our common stock that you owned as of the Record Date entitles you to one vote.
What am I voting on?
There are two (2) proposals scheduled for a vote at the Special Meeting:
Proposal 1:
To approve an amendment to the Restated Articles of Incorporation of the Company to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”); and

Proposal 2:
To approve one or more adjournments of the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes in favor of the Reverse Stock Split Proposal or to constitute a quorum, as described in this proxy statement (the “Adjournment Proposal”).

How Does the Board Recommend that I Vote on the Proposals?
The Board recommends that you vote (i) “FOR” the Reverse Stock Split Proposal; and (ii) “FOR” the Adjournment Proposal.
How Can I Attend the Special Meeting?
The Special Meeting will be held at the principal executive offices of Charles & Colvard, Ltd. located at 170 Southport Drive, Morrisville, North Carolina 27560, on Tuesday, May 7, 2024, at 10:00 a.m., Eastern Time. You do not need to attend the Special Meeting in order to vote.
How Do I Vote?
Whether you plan to attend the Special Meeting or not, we urge you to submit your voting instructions by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to (i) the Reverse Stock Split Proposal; and (ii) the Adjournment Proposal.
If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company, LLC, or you have stock certificates registered in your name, you may vote:
•	By the Internet or by telephone. Follow the instructions included in the proxy card to submit your voting instructions over the Internet or by telephone.
•
By mail. You can have your shares voted by mail by completing, signing, dating, and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•	In person at the meeting. If you attend the Special Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.
Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on May 6, 2024.
If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:
•	by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by submitting your proxy by the Internet or by telephone as instructed above;
•	by notifying the Corporate Secretary in writing at the Company’s principal executive offices before the Special Meeting that you have revoked your proxy; or
•
by attending the Special Meeting in person and voting in person. Attending the Special Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, the Internet, proxy card or in person at the Special Meeting, is the one that will be counted.

What if I Receive More Than One Proxy Card?
You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Submit a Proxy or Vote in Person?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in “street name” and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?”, the bank, broker or other nominee that holds your shares may generally vote your shares without instruction on routine matters but not on non-routine matters. A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular “non-routine” proposal because your broker does not have authority to vote on that proposal and has not received specific voting instructions from you. Brokers and other nominees who are New York Stock Exchange members are expected to have discretionary voting power for both the Reverse Stock Split Proposal and the Adjournment Proposal. To ensure your shares will be voted at the Special Meeting in the manner that you desire, we encourage you to provide voting instructions to your bank, broker or other nominee.
What Constitutes a Quorum for the Special Meeting?
The holders of a majority of the shares of common stock entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum at the Special Meeting. Votes of shareholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. As of the Record Date, the presence in person or by proxy of the holders of 15,172,478 shares of the shares of common stock entitled to vote at the Special Meeting would be required to achieve a quorum.
What Vote is Required to Approve the Proposals?
Proposal 1:
The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock is required to approve the amendment to the Restated Articles of Incorporation of the Company to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board in its sole discretion.

Proposal 2:	The Adjournment Proposal will be approved if the affirmative votes cast “FOR” the proposal exceed the negative votes cast “AGAINST” the proposal.
How are Votes Counted?
Votes will be counted by the inspector of elections appointed for the meeting, who will separately count votes “FOR” and “AGAINST”, abstentions and, if applicable, broker non-votes. Abstentions and broker non-votes will each be counted in the number of shares represented for purposes of determining whether a quorum is present and represents a share entitled to vote at the Special Meeting but is not counted as a vote cast. As a result, an abstention or broker non-vote will (1) count as a vote “AGAINST” the Reverse Stock Split Proposal; and (2) will have no effect on the Adjournment Proposal.
Do Shareholders have Appraisal Rights?
Under North Carolina law, there are no rights to appraisal with respect to the matters to be acted upon at the Special Meeting.
What Interests do the Company’s Executive Officers and Directors Have in the Approval of the Reverse Stock Split Proposal?
Certain of our executive officers and directors have an interest in the Reverse Stock Split Proposal as a result of their ownership of shares of common stock. However, we do not believe that our executive officers or directors have interests in the Reverse Stock Split Proposal that are different than or greater than those of any of our other shareholders.

Where Can I Find the Voting Results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
Your proxy is being solicited by our Board on the proposals being presented to the shareholders at the Special Meeting and we will bear the entire cost of the solicitation of proxies from our shareholders. The Company has agreed to pay Alliance Advisors LLC (“Alliance Advisors”) a fee of $10,000 to assist us in the solicitation of votes described above. The Company will also reimburse Alliance Advisors for reasonable costs estimated not to exceed $5,000 and will indemnify Alliance Advisors against certain liabilities arising out of their engagement. You may contact Alliance Advisors at:
Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
833-501-4701
CTHR@allianceadvisors.com
In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Householding
Some banks, brokers and similar institutions may participate in the practice of “householding” of proxy materials. This means that only one copy of our proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you write to us at the following address or call us at the following phone number:
Charles & Colvard, Ltd.
Attention: Corporate Secretary
170 Southport Drive
Morrisville, North Carolina 27560
Phone: Call (919) 468-0399 and ask to speak to the Corporate Secretary
To receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or similar institution or you may contact us at the above address or telephone number.

PROPOSAL 1
AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION TO EFFECT A REVERSE
SPLIT OF THE COMPANY’S COMMON STOCK
The Reverse Stock Split Proposal
The Board is seeking shareholder approval of an amendment to the Company’s Restated Articles of Incorporation (the “Proposed Amendment”) to effect a reverse stock split of the issued shares of common stock at a ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board in its sole discretion (the “Reverse Stock Split”). The Board has unanimously adopted and declared advisable the Proposed Amendment and recommends that our shareholders approve the Proposed Amendment. The foregoing description of the Proposed Amendment is a summary and is subject to the full text of the Amendment, which is attached hereto as Appendix A.
If shareholders approve the Reverse Stock Split Proposal, the Board will, in its discretion, determine the Reverse Stock Split ratio within the range described herein, cause the Proposed Amendment to be filed with the North Carolina Secretary of State, and effect the Reverse Stock Split. We will not reduce the number of authorized shares of common stock in connection with the Reverse Stock Split. No further action on the part of shareholders will be required to implement the Reverse Stock Split.
The Proposed Amendment will effect a Reverse Stock Split of the issued shares of the Company’s common stock at a Reverse Stock Split ratio within a range from any whole number between one-for-ten to one-for-fifteen, as determined by the Board in its sole discretion and publicly announced by the Board prior to the effectiveness of the Reverse Stock Split. As of the Record Date, 30,344,955 shares of our common stock were issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving effect to the rounding up of fractional shares to the nearest whole share), we will have, depending on the Reverse Stock Split ratio selected by the Board, the number of issued and outstanding shares of common stock as illustrated in the table under the caption “–Effects of the Reverse Stock Split–Effect on Shares.” Except for any changes as a result of the treatment of fractional shares as discussed below, all holders of the Company’s common stock will be affected proportionately by the Reverse Stock Split.
No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No cash payments will be made in respect of any fractional shares. Our common stock will continue to have no par value per share (see “–Effects of the Reverse Stock Split–Reduction in Stated Capital”).
In the event that our shareholders fail to approve the Reverse Stock Split Proposal, the Company could be prevented from regaining compliance with the minimum $1.00 bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”), unless the market price of our common stock increases above the Minimum Bid Price Requirement in accordance with Nasdaq Listing Rules. If Nasdaq delists our common stock, then our common stock would likely become traded on the over-the-counter market maintained by OTC Markets Group Inc., which does not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in our common stock may decline, and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to delisting from Nasdaq, our shareholders may not have the ability to liquidate their investments in our common stock as and when desired, and we believe our access to capital would become significantly diminished as a result. Also, due to certain state securities (blue sky) law requirements which apply to securities that are not listed on an exchange, our ability to consummate future public offerings would be materially limited, and could require that the Company undertake private placements of its debt or equity securities on terms that are significantly less favorable than if such securities were offered in a public offering.
Reason for the Reverse Stock Split
The Company’s common stock is listed on the Nasdaq Capital Market. On June 12, 2023, we received notification from Nasdaq’s Listing Qualifications Department indicating that the Company was not in compliance with the Minimum Bid Price Requirement. In accordance with Nasdaq Listing Rules, the Company was afforded 180 calendar days (until December 11, 2023) to regain compliance with the Minimum Bid Price Requirement. On

December 12, 2023, the Company received a notification from Nasdaq’s Listing Qualifications Department indicating that, while the Company had not regained compliance with the Minimum Bid Price Requirement, it was eligible for an additional 180-day grace period, or until June 10, 2024, to regain compliance with the Minimum Bid Price Requirement. Nasdaq’s determination to grant an additional 180-day grace period was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and on the Company’s written notice to Nasdaq on December 11, 2023 of its intention to cure the deficiency during the additional 180 calendar day compliance period, which compliance could be achieved by effecting a reverse stock split, if necessary. If the Company does not regain compliance by June 10, 2024, the Company expects that Nasdaq will provide written notification that the Company’s common stock will be delisted. At that time, the Company could appeal Nasdaq’s delisting determination to a Nasdaq hearing panel.
The Reverse Stock Split will reduce the number of the Company’s shares of common stock outstanding and increase the Company’s share price. The Company expects that an increase in the Company’s share price due to the Reverse Stock Split will enable the Company to regain compliance with the Minimum Bid Price Requirement and continue to trade on the Nasdaq Capital Market, though there can be no assurance that such action will achieve such purpose.
Board Discretion to Effect the Reverse Stock Split
If the Reverse Stock Split Proposal is approved by our shareholders, the Board will have the sole discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our common stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary.
Criteria to be Used for Determining the Reverse Stock Split Ratio
In determining which Reverse Stock Split ratio to implement following the receipt of the requisite shareholder approval, the Board will consider, among other matters, various factors, including, without limitation:
•	the historical and then-prevailing trading price and trading volume of our common stock;
•	the expected impact of the Reverse Stock Split on the trading price of our common stock and the trading market of our common stock, in each case, in the short- and long-term;
•	the Company’s ability to continue its listing on the Nasdaq Capital Market;
•	the per share price of our common stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our common stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split; and
•	the prevailing general market and economic conditions.
Risks Associated with the Reverse Stock Split
We expect the Reverse Stock Split to increase the market price of our common stock. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per-share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance and general market conditions in our industry.
Further, following the Reverse Stock Split, because we are not reducing the number of authorized shares of common stock in connection with the Reverse Stock Split, we will have additional shares available to issue upon conversion or exercise of securities of the Company that are convertible into or exercisable for common stock. In addition, we may require significant proceeds from sales of our debt or equity securities to fund our operations in the near term, which will cause further dilution to shareholders. The issuance of a substantial amount of shares of common stock or securities convertible into or exercisable for our common stock in the future could put downward pressure on the price of our common stock.
Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from Nasdaq for other reasons.
The Board believes that the Reverse Stock Split may result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our shareholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Stock Split.
If the Reverse Stock Split is implemented, it will increase the number of shareholders who own “odd lots” of fewer than 100 shares of common stock. A purchase or sale of fewer than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those shareholders who own fewer than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their common stock.
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.
Effective Date
If the Reverse Stock Split Proposal is approved by shareholders and implemented by the Company, we will file the Proposed Amendment with the North Carolina Secretary of State, which will indicate the date and time that the Reverse Stock Split will become effective (the “Effective Date”). The exact timing of the Effective Date and the filing of the Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our shareholders. The Board reserves the right, notwithstanding shareholder approval and without further action by our shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Proposed Amendment to effect the Reverse Stock Split, the Board, in its sole discretion, determines that they are no longer in the best interests of the Company and our shareholders.
Fractional Shares
If the Reverse Stock Split will result in the issuance of fractional shares, the Company will not issue fractional shares. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. No cash payments will be made in respect of any fractional shares.
Effects of the Reverse Stock Split
After the Effective Date of the Reverse Stock Split, each shareholder will own a reduced number of shares of common stock. However, the Reverse Stock Split will affect all of our shareholders uniformly and will not affect any shareholder’s percentage ownership interest in the Company (except to the extent of the rounding up of fractional shares, in which case the Company does not expect any such increase to be material). Voting rights and other rights and preferences of the holders of our common stock will not be affected by the Reverse Stock Split. The number of shareholders of record will not be affected by the Reverse Stock Split.
The principal effects of the Reverse Stock Split will be that:
•
the number of issued shares of common stock, including shares of common stock held in treasury, will be reduced proportionately based on the final Reverse Stock Split ratio, as determined by the Board in its sole discretion;

•
based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per-share exercise price, grant price, purchase price and/or the number of shares subject to all then outstanding stock options, restricted stock units and other awards (collectively, the “Equity Awards”) issued under our 2008 Stock Incentive Plan and 2018 Equity Incentive Plan (each, a “Plan” and, collectively, the “Plans”), which will result in a proportional decrease in the number of shares of our common stock reserved for issuance upon exercise of such Equity Awards;

•	the number of shares then reserved for issuance under the Plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board; and
•	all share and per share amounts in our financial statements and the notes thereto will be retroactively adjusted for all periods to give effect to the Reverse Stock Split.
Although the number of outstanding shares of our common stock would decrease following the Reverse Stock Split, the Board does not intend for a Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13a-3 of the Exchange Act.
The following table contains approximate information, based on share information as of March 26, 2024, the Record Date, relating to our outstanding common stock based on the proposed Reverse Stock Split assuming that the Reverse Stock Split Proposal is approved and the Reverse Stock Split is implemented without giving effect to any adjustments for fractional shares of common stock, as of the Record Date.
	Before Reverse Stock Split	Reverse Stock Split Ratio of one-for-ten	Reverse Stock Split Ratio of one-for-fifteen
Number of Shares of Common Stock Authorized	50,000,000	50,000,000	50,000,000
Number of Shares of Common Stock Issued and Outstanding	30,344,955	3,034,496	2,022,997
Number of Shares of Common Stock Held in Treasury	388,403	38,841	25,894
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Equity Awards	2,868,942	286,895	191,263
After the Effective Date of the Reverse Stock Split, our common stock would have a new committee on uniform securities identification procedures (CUSIP) number, a number used to identify our common stock. Our common stock would continue to be reported on the Nasdaq Capital Market under the symbol “CTHR.”
The common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of the common stock under the Exchange Act.
Stated Capital
Pursuant to the Reverse Stock Split, the Company’s common stock will remain having no par value per share. Our shareholders’ equity, in the aggregate, will remain unchanged. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury will also be reduced proportionately based on the exchange ratio of the Reverse Stock Split. Retroactive restatement will be given to all share numbers in the financial statements and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
Shares Held in Book-Entry and Through a Broker, Bank or Other Nominee
The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Date without any additional action on the part of our shareholders.
Upon the Reverse Stock Split, we intend to treat shareholders holding shares of our common stock in “street name” (that is, through a broker, bank, or other nominee) in the same manner as registered shareholders whose shares of our common stock are registered in their names. Brokers, banks, or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other nominees may apply their own specific procedures for processing the Reverse Stock Split.

If you hold your shares of our common stock with a broker, bank, or other nominee, and you have any questions in this regard, we encourage you to contact your broker, bank, or nominee.
If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Date indicating the number of shares of our common stock you hold.
If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our exchange agent as soon as practicable after the Effective Date. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our common stock or (2) post-Reverse Stock Split shares of our common stock in a book-entry form, evidenced by a transaction statement that will be sent to your address of record as soon as practicable after the Effective Date indicating the number of shares of our common stock you hold. Beginning on the Effective Date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
SHAREHOLDERS SHOULD NOT DESTROY ANY SHARE CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY SHARE CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split to a shareholder that is a “U.S. Holder,” as defined below. This summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or non-U.S. income or other tax consequences, including gift or estate taxes and the Medicare contribution tax on net investment income. Also, it does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, non-U.S. entities, nonresident alien individuals, broker-dealers, tax-exempt entities, shareholders that received common stock as compensation for services or pursuant to the exercise of an employee stock option, or shareholders who have held, or will hold, stock as part of a straddle, hedging or conversion transaction for federal income tax purposes. If a partnership holds our common stock, the tax treatment of a partner will generally depend on the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you are encouraged to consult your tax advisor. This summary also assumes that you are a U.S. Holder who has held, and will hold, shares of common stock as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), i.e., generally, property held for investment. Finally, the following discussion does not address the tax consequences of transactions occurring prior to or after the Reverse Stock Split (whether or not such transactions are in connection with the Reverse Stock Split), including, without limitation, the exercise of options or rights to purchase common stock in anticipation of the Reverse Stock Split.
The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. You should consult with your own tax advisor with respect to the tax consequences of the Reverse Stock Split. As used herein, the term U.S. Holder means a shareholder that is, for federal income tax purposes: an individual who is a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States or any state, including the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust that (i) is subject to the primary supervision of a U.S. court and the control of one of more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
The following discussion is based on the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (“IRS”) could adopt a contrary position. In addition, future legislative, judicial, or administrative changes or interpretations could adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences described herein. No ruling from the IRS or opinion of counsel has been obtained or will be obtained in connection with the Reverse Stock Split.

The Reverse Stock Split is intended to constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, except for adjustments that may result from the treatment of fractional shares of common stock as described below, no gain or loss should be recognized by a U.S. Holder as a result of the Reverse Stock Split. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole share received in exchange for a fractional share) will be the same as the shareholder’s aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor. A U.S. Holder’s holding period for the post-Reverse Stock Split shares will include the period during which such shareholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split. For purposes of the above discussion, holders who acquired different blocks of common stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged in the Reverse Stock Split.
As noted above, fractional shares of common stock will not be issued in connection with the Reverse Stock Split. Shareholders who would otherwise be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the final ratio will automatically be entitled to receive an additional share of common stock to round up to the next whole post-Reverse Stock Split share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock is not clear. A U.S. Holder who receives a whole share of common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such shareholder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.
U.S. Holders will be required to provide their social security or other taxpayer identification numbers (or, in some instances, additional information) to the exchange agent in connection with the Reverse Stock Split to avoid backup withholding requirements that might otherwise apply. This information is generally provided on IRS Form W-9 or a substitute form. Failure to provide such information may result in backup withholding at a rate of 24%.
THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.
Rights of Appraisal
Under North Carolina law, there are no appraisal rights with respect to the Proposed Amendment to be voted upon at the Special Meeting.
Vote Required for Approval
The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock. Abstentions and broker-non-votes will have the same effect as a vote “AGAINST” the Reverse Stock Split Proposal.
Board Recommendation
The Board recommends that the shareholders vote “FOR” the Reverse Stock Split Proposal.

PROPOSAL 2

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES
The Adjournment Proposal
The Board is seeking shareholder approval of one or more adjournments to the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of the Reverse Stock Split Proposal or to constitute a quorum.
If, at the Special Meeting, the number of shares present or represented and voting to approve the Reverse Stock Split Proposal is not sufficient to approve such proposal, or if a quorum is not present, the Board currently intends to move to adjourn the Special Meeting to enable the Board to solicit additional proxies for the approval of the Reverse Stock Split Proposal or if there is not a quorum, as applicable.
In the Adjournment Proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Special Meeting to another time and place for the purpose of soliciting additional proxies. If the shareholders approve the Adjournment Proposal, the Board could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders who have previously voted. If the shareholders do not approve this proposal, the Chairman of the Special Meeting may exercise discretionary authority to adjourn the Special Meeting, as necessary.
Vote Required for Approval
The Adjournment Proposal will be approved if the affirmative votes cast “FOR” the proposal at the Special Meeting exceed the negative votes cast “AGAINST” such proposal. Abstentions and broker non-votes will have no effect on the Adjournment Proposal.
Board Recommendation
The Board recommends that the shareholders vote “FOR” the Adjournment Proposal.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth information with respect to the beneficial ownership of common stock as of March 26, 2024 by (i) each person known by us to own beneficially more than five percent of our Company’s outstanding shares of common stock; (ii) each director and director nominee of our Company; (iii) each named executive officer of our Company; and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class
Carlos Daniel Valadez(3) c/o Law Offices of Ryan Reiffert, PLLC 8118 Datapoint Dr., San Antonio, TX 78229	1,789,133	5.9%
Ollin B. Sykes(4)	3,347,956	11.0
Don O’Connell(5)	1,320,450	4.4
Neal I. Goldman(6)	1,312,816	4.3
Anne M. Butler(7)	682,907	2.3
Clint J. Pete(8)	454,969	1.5
Benedetta Casamento(9)	343,902	1.1
Directors and Executive Officers as a Group (6 persons)(10)	7,463,000	24.6
(1)	Unless otherwise indicated, the address of each person is 170 Southport Drive, Morrisville, North Carolina 27560.
(2)
Based on 30,344,955 shares of common stock outstanding on March 26, 2024. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of March 26, 2024 through the exercise of any stock options or other rights. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on a Schedule 13D/A filed on May 16, 2023 with the SEC. Mr. Valadez has sole voting power and dispositive power over 1,789,133 shares.
(4)
Includes (i) 180,527 shares owned by Mr. Sykes’s spouse, over which Mr. Sykes may be deemed to have shared voting and investment power; (ii) 68,231 shares subject to options exercisable within 60 days of March 26, 2024; (iii) 1,236,898 shares held by the Sykes & Company PA 401(k) Profit Sharing Plan UA January 1, 1985, of which Mr. Sykes is the co-trustee; and (iv) 1,862,300 shares held in a margin account.

(5)
Includes (i) 464,464 shares jointly owned with Mr. O’Connell’s spouse, over which Mr. O’Connell has shared voting and investment power; and (ii) 600,000 shares subject to options exercisable within 60 days of March 26, 2024.

(6)	Includes 75,054 shares subject to options exercisable within 60 days of March 26, 2024.
(7)	Includes (i) 319,672 shares subject to options exercisable within 60 days of March 26, 2024.
(8)	Includes (i) 170,000 shares subject to options exercisable within 60 days of March 26, 2024.
(9)
Includes (i) 112,873 shares subject to options exercisable within 60 days of March 26, 2024. and (ii) 20,600 shares owned by Ms. Casamento’s spouse, over which Ms. Casamento may be deemed to have shared voting and investment power.

(10)	Includes (i) 1,345,830 shares subject to options exercisable within 60 days of March 26, 2024.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
SHAREHOLDER PROPOSALS
Under certain conditions, shareholders may request us to include a proposal for action at a forthcoming meeting of our shareholders in the proxy materials for such meeting. All shareholder proposals intended to be presented at our 2024 Annual Meeting of Shareholders must be received by us no later than June 29, 2024 for inclusion in the proxy statement and proxy card relating to such meeting. In addition, if a shareholder desires to make a proposal from the floor during our 2024 Annual Meeting of Shareholders, even if such proposal is not to be included in our proxy statement, the Bylaws provide that the shareholder must deliver or mail timely written notice of the proposal to our Corporate Secretary. Notice will be considered timely if it is delivered or mailed to and received at our principal executive office between July 29, 2024 and August 28, 2024, which is not more than 90 calendar days and not fewer than 60 calendar days prior to the one year anniversary of the date of the Notice of Annual Meeting of Shareholders for the immediately preceding annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days or delayed by more than 60 days from the one year anniversary of the previous year’s annual meeting of shareholders, notice by a shareholder to be timely must be received no earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was first made, whichever occurs first.
Our Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at our 2024 Annual Meeting of Shareholders. These provisions state that nominations for election as a director must be made in writing and be delivered to or mailed and received at our principal executive office between July 29, 2024 and August 28, 2024, which is not more than 90 calendar days and not fewer than 60 calendar days prior to the one year anniversary of the date of the Notice of Annual Meeting of Shareholders for the immediately preceding annual meeting. In the case of a special meeting, no annual meeting was held in the previous year, or an annual meeting that is called for a date that is not within 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, notice must be received no earlier than 90 days prior to such annual meeting or special meeting and no later than 60 days prior to such annual meeting or special meeting, or the close of business on the 10th day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Corporate Secretary will provide the Nominating and Governance Committee with a copy of any such notification received by us from a shareholder purporting to nominate a candidate for election as a director. Any shareholder wishing to submit a nomination for a director of our Company should send the nomination to the Corporate Secretary, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560. In addition, shareholders who intend to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by the Company’s Bylaws and Rule 14a-19(b), which notice must be delivered to the Corporate Secretary within the applicable timeframes set forth in the Company’s Bylaws described above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.
You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Reverse Stock Split Proposal or the Adjournment Proposal by contacting us at the following address or email:
Charles & Colvard, Ltd.
Attention: Corporate Secretary
170 Southport Drive
Morrisville, North Carolina 27560
Phone: Call (919) 468-0399 and ask to speak to the Corporate Secretary
You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Alliance Advisors
200 Broadacres Drive, 3rd Floor
Bloomfield, New Jersey 07003
833-501-4701
CTHR@allianceadvisors.com
In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than April 30, 2024 (one week prior to the date of the special meeting).
REFERENCES TO OUR WEBSITE ADDRESS
References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

APPENDIX A
ARTICLES OF AMENDMENT TO
RESTATED ARTICLES OF INCORPORATION OF
CHARLES & COLVARD, LTD.
Pursuant to Section 55-10-06 of the North Carolina Business Corporation Act, the undersigned corporation hereby submits these Articles of Amendment for the purpose of amending its Restated Articles of Incorporation:
1.	The name of the corporation is Charles & Colvard, Ltd.
2.	The Restated Articles of Incorporation of the corporation are hereby amended as follows:
That Article II of the Restated Articles of Incorporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:
“The Corporation is authorized to issue two (2) classes of capital stock to be designated, respectively, Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”). The total number of shares of capital stock that the Corporation is authorized to issue is sixty million (60,000,000). The total number of shares of Common Stock the Corporation shall have authority to issue is fifty million (50,000,000), and the total number of shares of Preferred Stock the Corporation shall have authority to issue is ten million (10,000,000). The Common Stock shall have no par value per share, and the Preferred Stock shall have no par value per share.
At     , Eastern Time, on       , 2024 (the “Effective Date”), each share of Common Stock, no par value per share, issued immediately prior to the Effective Date will be automatically combined and converted into that fraction of a share of Common Stock, no par value per share, of the Corporation as has been determined by the Board of Directors in its sole discretion at a ratio of one-for-[•] shares of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. To the extent that any shareholder shall be deemed after the Effective Date as a result of these Articles of Amendment to own a fractional share of Common Stock, such fractional share resulting from the Reverse Stock Split shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Date represented shares of Common Stock (“Old Certificates”), shall, automatically and without the necessity of presenting the same for exchange, thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
3.	The amendment was approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.
4.	These Articles of Amendment will become effective at , Eastern Time, on , 2024.
IN WITNESS WHEREOF, I have hereunto set my hand this     day of       , 2024.
CHARLES & COLVARD, LTD.

By:
Name:	Don O’Connell
Title:	President and Chief Executive Officer
A-1

SPECIAL MEETING OF SHAREHOLDERS OF

CHARLES & COLVARD, LTD.

May 7, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2024:
The Notice of Meeting, proxy statement and proxy card are available at https://proxy.charlesandcolvard.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030030000000001000 0 050724

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

0

CHARLES & COLVARD, LTD.

170 Southport Drive
Morrisville, North Carolina 27560

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Charles & Colvard, Ltd., a North Carolina corporation (the "Company"), hereby appoints Don O'Connell and Clint J. Pete as proxies and attorneys-in-fact, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, no par value, of the Company held of record by the undersigned on March 26, 2024 at the Special Meeting of the Shareholders of the Company to be held on May 7, 2024 or any adjournment thereof.

(Continued and to be signed on the reverse side)

1.1 14475

SPECIAL MEETING OF SHAREHOLDERS OF

CHARLES & COLVARD, LTD.

May 7, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 7, 2024:
The Notice of Meeting, proxy statement and proxy card are available at https://proxy.charlesandcolvard.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00030030000000001000 0 050724

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Proposal 1 and FOR Proposal 2.**

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.